INVESTOR PRESENTATION AUGUST 2022

NO T E O N F O RWA RD - LO O K I NG S TAT E ME NT S : Certain statements contained herein are not based on historical fact and are “forward-looking statements” within the meaning of applicable securities laws. Forward-looking statements can generally be identified by the use of forward-looking terminology, including, but not limited to, “may,” “could,” “seek,” “guidance,” “predict,” “potential,” “likely,” “believe,” “will,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “forecast,” or variations of these terms and similar expressions, or the negative of these terms or similar expressions. Past performance is not a guarantee of future results or returns and no representation or warranty is made regarding future performance. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors beyond our control that could cause our actual results, performance or achievements to be materially different from the expected results, performance or achievements expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: our reliance on third-party transportation carriers and risks associated with increased freight and transportation costs; disruption in our receiving and distribution system, including delays in the integration of our new distribution centers and the possibility that we may not realize the anticipated benefits of multiple distribution centers; our ability to obtain quality merchandise in sufficient quantities; risks as a result of constraints in our supply chain; a failure of our vendors to meet our quality standards; the COVID-19 pandemic and its effect on our business; declines in general economic conditions that affect consumer confidence and consumer spending that could adversely affect our revenue; our ability to manage and maintain the growth rate of our business; our ability to anticipate changes in consumer preferences; risks related to maintaining and increasing showroom traffic and sales; our ability to compete in our market; our ability to adequately protect our intellectual property; the possibility of cyberattacks and our ability to maintain adequate cybersecurity systems and procedures; loss, corruption and misappropriation of data and information relating to clients and employees; changes in and compliance with applicable data privacy rules and regulations; compliance with applicable governmental regulations; effectively managing our eCommerce business and digital marketing efforts; and compliance with SEC rules and regulations as a public reporting company. These factors should not be construed as exhaustive. Furthermore, the potential impact of the COVID-19 pandemic on our business operations and financial results and on the world economy as a whole may heighten the risks and uncertainties that affect our forward-looking statements described above. Further information on potential factors that could affect the financial results of the Company and its forward-looking statements is included in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update any forward-looking statement, except as may be required by law. These forward-looking statements speak only as of the date of this presentation. All forward-looking statements are qualified in their entirety by this cautionary statement. 2

OUR MISSION We were founded in 1986 on a simple idea: furniture should be responsibly sourced, lovingly made and built to last. Today, we partner directly with artisans around the world who share our vision, creating premium and heirloom-quality home furnishings that clients can use for generations. We believe Retail is Theater and that furniture should be made for everyday life. Our 80 showrooms across the U.S. and our website are designed with the same attention to quality and artisan craftsmanship to showcase our unique, eclectic product offerings and to inspire a livable luxury lifestyle. John Reed with some of our Italian vendor artisans, whom we have partnered with for over 20 years 3

COMMITMENT TO BEING RESPONSIBLE ROOTED IN SUSTAINABILITY. BEAUTIFULLY MADE, SUSTAINABLY SOURCED. HANDCRAFTED IN NORTH CAROLINA. 10 YEARS, ONE MILLION TREES. TOGETHER FOR A CLEAN OCEAN. EVERY DONATION MAKES A DIFFERENCE. 4

OUR COMPANY COMPANY OVERVIEW 80 SHOWROOMS 28 STATES 1,700+ EMPLOYEES OUR FINANCIAL PROFILE $797MM FULL YEAR 2021 NET REVENUE 18% OF 2021 NET REVENUE THROUGH eCOMMERCE CHANNEL OUR MOMENTUM 57% INCREASED NET REVENUE IN FULL YEAR 2021 53% COMPARABLE GROWTH YEAR-TO-DATE 20221 1 $123MM FULL YEAR 2021 ADJUSTED EBITDA2 1As of June 30, 2022; number of employees as of December 31, 2021. 2Adjusted EBITDA is a non-GAAP measure and is reconciled to its closest GAAP measure within the Appendix. 5 56% INCREASED NET REVENUE YEAR-TO-DATE 20221

$50 $69 $123 10% 14% 15% 2019 2020 2021 $176 $200 $330 36% 39% 41% 2019 2020 2021 OUR RECENT FINANCIAL MOMENTUM Arhaus experienced meaningful growth in net revenue, gross margin, adjusted EBITDA and eCommerce over recent years. $495 $507 $797 2019 2020 2021 ~27% CAGR NET REVENUE $ in Millions ~37% CAGR GROSS MARGIN / MARGIN % $ in Millions ~57% CAGR ADJUSTED EBITDA / MARGIN %1 $ in Millions 11% 18% 18% 2019 2020 2021 eCOMMERCE NET REVENUE PENETRATION 1Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP measures and are reconciled to the closest GAAP measure within the Appendix. 6

THE PREMIUM HOME FURNISHINGS MARKET[1] IS HIGHLY FRAGMENTED WITH A LARGE AND RAPIDLY GROWING TAM

U.S. PREMIUM HOME FURNITURE MARKET


~$60B

ARHAUS
<2% MARKET SHARE

RAPIDLY GROWING & HIGHLY FRAGMENTED

- Total addressable market of ~$60 billion
- Highly fragmented and predominantly served by small local players
- Arhaus has less than 2% market share
- Largest competitor has ~6% market share
- Multiple opportunities to grow our share in this very attractive market
  - High income households growing
  - Demand for larger homes & second homes
  - Growth of digital and omni-channel favors larger players

Source: Based on management estimates, third-party estimates of retail sales in 2019, publicly available industry data and our internal research.
[1]Refers to the high-end home furniture industry, which we believe is the portion of the market with higher than industry average merchandise price points and quality.

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• Growth of high-income households – disproportionately large share of wallet • Pent up demand for renovation and remodeling • Increase in suburbanization – larger homes support spend on premium • Wealth effect and strong home prices / home equity • Work-from-home investment and upgrade • Growth of digital and omni-channel favors larger players • We expect home furnishing eCommerce penetration to increase over the next few years which we believe will accelerate growth in our omni-channel model STRONG INDUSTRY TAILWINDS DRIVING POST-COVID GROWTH 20.6% 16.8% 20202015 1Source: U.S. Bureau of Labor Statistics. Table 1203. 2Source: U.S. Census Bureau (2020). HINC-01, Table A-2. $200K+ INCOME SHARE OF TOTAL FURNITURE EXPENDITURES1 U.S. HOUSEHOLDS BY TOTAL MONEY INCOME (>$100K)2 31.5 31.2 32.0 31.8 34.1 36.7 38.1 39.4 39.9 43.8 43.6 0% 5% 10% 15% 20% 25% 30% 35% 40% - 5 10 15 20 25 30 35 40 45 50 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 >$100K Households (millions, left axis) %>$100K Households (right axis) 8

1 INVESTMENT HIGHLIGHTS A Differentiated Concept Delivering Livable Luxury 2 Strong Product Design and Direct Global Sourcing Partnerships 3 Highly Experiential Omni-Channel Approach 4 Multiple Avenues for Sustainable Growth 9

PREMIUM LIFESTYLE BRAND WITH A DIFFERENTIATED CONCEPT EXCLUSIVELY-DESIGNED, PREMIUM PRODUCTS RETAIL IS THEATER OMNI-CHANNEL EXPERIENCE CLIENT-FIRST SERVICE We focus on livable luxury with artisan-crafted, globally curated collections that are directly sourced with no wholesale or dealer markup Our inspirational showrooms are truly unique, providing the opportunity to experience the furniture in a premium, aspirational space Product assortments are optimized for local markets and updated multiple times per year Our digital and catalog experience is an extension of our showrooms, allowing clients to seamlessly engage with our brand across channels We strive to be available wherever, whenever and however our clients wish to interact We are focused on clients first and our offering embodies personalization and customization Our approach to clients differentiates us from competitors in that we learn how our clients live and provide products that are valued and work for our clients’ needs 10

LIVABLE LUXURY We believe in creating beautiful and comfortable furniture made to fit your life. PERFORMANCE FABRIC BUILT TO LAST SUSTAINABLE MATERIALS COMFORT ECLECTIC STYLE 11

ARTISAN-QUALITY PRODUCT OFFERING Arhaus is known for heirloom-quality, unique, artisan-crafted furniture and décor. Our product is designed to be beautiful and made for everyday life. We believe that furniture should withstand kids, pets, and dinner parties and be enjoyed for generations. THE BELL’ARTE COLLECTION COUNTRY OF ORIGIN: ITALY THE KIPTON COLLECTION COUNTRY OF ORIGIN: UNITED STATES • Over 20 years ago, we discovered a small family-run artisan woodworking shop in Northern Italy. • Skilled artisans use generations old techniques and the finest materials to handcraft and customize each-and-every piece. • Together, we have developed countless designs over the years, including the launch of our Bell’Arte collection in 2014, delivering beautiful, high quality Italian woodwork. • Hand-Crafted in North Carolina at our in-house upholstery facility. • Collection is made from sustainably sourced hardwood, recycled steel and premium fibers. • Available to be customized in multiple configurations and depths, hundreds of fabrics and leathers and with a straight or rolled arm. • Incredibly comfortable and can be made just for the client. 12

DIRECT SOURCING DRIVES COMPETITIVE ADVANTAGE

Our direct sourcing model allows us to scale artisan production to meet increasing demand and bypass wholesaler markups.

DEEP ROOTED RELATIONSHIPS

- Over 400 vendors
- Direct sourcing relationships – no wholesale markup
- Flexible speed to market
- ~40% from U.S.[1]
- Very strategic partners
- ~60% merchandise revenue from top 10 vendors[2]
- Some with decades long partnerships

COMPETITIVE ADVANTAGE

- QUALITY AND AESTHETIC
- PERSONALIZATION AND CUSTOMIZATION
- SCALED ARTISAN PRODUCT
- PROFITABILITY

Better Consumer / Designer Friendly Proposition

[1] For the year ending December 31, 2021. [2] Reflects top 10 vendors in 2021 including our own upholstery production facility.

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INTERNAL MANUFACTURING AT ARHAUS In 2015, we acquired our second largest vendor, a high-end upholstered furniture manufacturer, providing secure upholstery supply, differentiated customization, quality control and increased leverage with other suppliers. Customization allows for hundreds of different options with fabrics and product options. Arhaus has an on-site product development function to work closely with our in-house design team to develop and refine new product offerings. >30% OF 2021 UPHOLSTERY MERCHANDISE REVENUE 12% OF 2021 MERCHANDISE REVENUE 2X RECENT PRODUCTION EXPANSION ENABLED US TO DOUBLE CAPACITY 14

OMNI-CHANNEL ECOSYSTEM SHOWROOM eCOMMERCE CATALOG AND MARKETING IN-HOME DESIGNER SERVICES TRADE PROGRAM DIGITAL TOOLS 15

• Showrooms drive in-showroom revenue as well as eCommerce revenue • Theater-like and inspirational atmosphere that helps clients reimagine their homes • Design centers within showrooms enable us to advise the client on our expansive customization capabilities • Our omni-channel approach enables Design Consultants to utilize in- showroom technology to collaborate with products online • Knowledgeable showroom team guides clients throughout the store and our many collections THEATER-LIKE SHOWROOMS Our visually captivating, theater-like showrooms drive brand awareness and create meaningful marketing buzz and revenue uplift when opened in new markets. 16

Visual Managers work to create the “wow” showroom experience. Design Consultants are expertly trained to meet the clients’ needs and are highly knowledgeable about all products offered in-showroom. Weekly meetings and routine training enable the showroom team to tell the stories behind the unique products we sell. Design Consultants are compensated on demand and operational metrics, driving each to provide best-in-class client service. ADEPT AND KNOWLEDGEABLE SHOWROOM TEAM 17

OMNI-CHANNEL CAPABILITIES AND DIGITAL TOOLS 60% GROWTH IN eCOMMERCE NET REVENUE IN 2021 18% OF 2021 NET REVENUE WAS eCOMMERCE BASED ~27M WEBSITE VIEWS IN 2021 >1.1M INSTAGRAM FOLLOWERS eCOMMERCE IS OUR FASTEST GROWING REVENUE CHANNEL JANUARY AND SEPTEMBER CATALOGS ARE MAILED TO MILLIONS OF HOUSEHOLDS Many of our showroom clients engage with us digitally prior to purchase 18

OUR GROWTH STRATEGIES INCREASE BRAND AWARENESS TO DRIVE SALES1 EXPAND OUR SHOWROOM BASE AND CAPTURE MARKET SHARE2 ENHANCE OMNI-CHANNEL CAPABILITIES AND TECHNOLOGY TO DRIVE GROWTH3 LEVERAGE INVESTMENTS TO ENHANCE MARGINS4 19

WE BELIEVE ARHAUS IS WELL POSITIONED TO EXPAND ITS MARKET SHARE IN THE PREMIUM HOME FURNISHINGS MARKET Based on Management estimates of competitor capabilities and offerings. OFFERS SOMEWHAT OFFERS N/A PREMIUM OFFERING PROPRIETARY MERCHANDISE STRONG DIGITAL PRESENCE IN-HOME DESIGNER SERVICES LIVABLE LUXURY DIRECT SOURCING RETAIL SHOWROOMS INDEPENDENT OPERATORS ONLINE RETAILERS 20

INCREASE BRAND AWARENESS TO DRIVE SALES: OPPORTUNITY We believe Arhaus has an incredible brand awareness opportunity as compared to competitors in the U.S. Premium Home Furnishings Market.1 As we continue to grow our showroom footprint and to invest in our digital, catalog and other marketing channels, we see significant opportunity to gain market share. Source: Based on Management estimates informed by internal data, survey of marketers and third-party reports all conducted or reviewed in 2020. 1Refers to the high-end home furniture industry, which we believe is the portion of the market with higher than industry average merchandise price points and quality. BRAND AWARENESS Percent of respondents^ N=1,052^ 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% PREMIUM HOME FURNISHINGS PEER A PREMIUM HOME FURNISHINGS PEER B PREMIUM HOME FURNISHINGS PEER C PREMIUM HOME FURNISHINGS PEER D 21

BRAND AWARENESS OPPORTUNITY SHOWROOM DIGITAL DIRECT MAIL SOCIAL MEDIA BRANDING INITIATIVES PRODUCT 22

TREMENDOUS WHITESPACE OPPORTUNITY

We select and develop new showrooms through analysis of specific market characteristics, client demographics and growth opportunities.

In 2021, we opened 7 new locations in a wide array of markets including Boca Raton, FL, Salem, NH, Short Hills, NJ, Burlingame, CA, Princeton, NJ, Miramar Beach, FL and Aspen CO.[1]

This year, through June 30, 2022, we have opened 2 new locations in Colorado Springs, CO and White Plains, NY.[2]


Showroom Locations

WHITESPACE POTENTIAL[2]


165+
80
CURRENT
POTENTIAL

80	28	85+
SHOWROOMS[1]	STATES[1]	TRADITIONAL NEW SHOWROOM POTENTIAL

[1]As of December 31, 2021. Net new locations of 5 in 2021, including 2 store closures in redundant locations. [2]As of June 30, 2022.

NEW FORMAT STRATEGY

- As leases approach renewal, we evaluate the location and typically relocate or renew the lease and remodel the format
- We are also testing out a smaller, more intimate studio format

WE EXPECT TO OPEN AN ADDITIONAL 5 TO 7 NEW SHOWROOMS PER YEAR, ON AVERAGE, FOR THE FORESEEABLE FUTURE.

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IN-HOME DESIGNER PROGRAM We see significant opportunity to expand our In-Home Designer program, expanding our coverage both in showrooms and virtually. Our differentiated in-home and online designers resonate with clients and drive AOV uplift. 1These in-home designers partner with our in-showroom design consultants to efficiently drive revenue and since 2017 have produced AOVs over three times that of a standard order through June 30, 2022. 2As of June 30, 2022. INSPIRATION PLANNING REALITY NO IN-HOME DESIGNER AOV IN-HOME DESIGNER AOV TOTAL AOV YTD 20221 Our 77 In-Home Designers in 59 showrooms2 offer complimentary in-home, in showroom and virtual design services, which increases AOV >3X 24

ENHANCE OMNI-CHANNEL CAPABILITIES AND TECHNOLOGY TO DRIVE GROWTH 1As of December 31, 2021. NEW SITE EXPERIENCE LAUNCHED Q4 2021 Optimized UX AI assisted product discovery Enhanced analytics ROI driven test and learn capabilities eCOMMERCE % OF NET REVENUE AOV AND TRAFFIC BENCHMARKING VS. PEERS IMPLIES ROBUST ECOMMERCE OPPORTUNITY 11% 18% 18% 43% ARHAUS 2019 ARHAUS 2020 ARHAUS 2021 OTHER PREMIUM PEERS 2019 AOV: Arhaus eCommerce AOV tracks higher than premium home brands such as RH and William Sonoma.1 11M 12M 21M 27M 2018 2019 2020 2021 TRAFFIC: Website Visits ~35% CAGR 25

LEVERAGE INVESTMENTS TO ENHANCE MARGINS AND MEET STRONG DEMAND VENDOR CAPACITY • We have long-standing direct sourcing partnerships • We are often among the most important customers • Vendors have scaled up capacity to fulfill elevated demand SUPPLY CHAIN CAPACITY • New North Carolina facility adds 310,000 sq. ft. to distribution and 187,000 sq. ft. dedicated to upholstery manufacturing • New Texas facility adds 800,700 sq. ft. to distribution capacity in the Western US • Ohio facility expansion adds 230,000 sq. ft. for both distribution and office space in 2022 HEADQUARTERS – OFFICE AND DISTRIBUTION FACILITY DISTRIBUTION/MANUFACTURING FACILITY DISTRIBUTION FACILITY 26

APPENDIX 27

RECONCILIATION FROM NET INCOME TO ADJUSTED EBITDA 1Share based compensation represents compensation expense for equity awards provided to employees and compensation expense related to John Reed’s one-time transfer of Class A Common stock to certain long-tenured employees. 2We repaid our term loan in full on December 28, 2020. The derivative expense related to the change in fair value of the exit fee at the end of each reporting period. 3Other expenses represent costs and investments not indicative of ongoing business performance, such as third-party consulting costs, one-time project start-up costs, one-time costs related to the Reorganization and IPO, severance, signing bonuses, recruiting and project-based strategic initiatives. For the year ended December 31, 2021, these other expenses consisted primarily of $9.7 million of costs related to the Reorganization and IPO and $2.1 million of severance, signing bonuses and recruiting costs. 28 For the Year Ended December 31, December 31, December 31, ($ in thousands) 2021 2020 2019 Net income $ 36,932 $ 17,040 $ 15,842 (+) Interest expense 5,432 13,057 13,449 (+) State and local taxes (10,144) 783 368 (+) Depreciation and amortization 23,922 16,957 15,964 EBITDA $ 56,142 $ 47,837 $ 45,623 (+) Share based compensation1 9,147 403 272 (+) Loss on extinguishment of debt 1,450 - - (+) Derivative expense2 44,544 17,928 - (+) Other expenses3 11,609 3,252 4,013 Adjusted EBITDA $ 122,892 $ 69,420 $ 49,908 Net Revenue $ 796,922 $ 507,429 $ 494,538 Adjusted EBITDA Margin 15.4% 13.7% 10.1%